Accrued Expenses and Other Current Liabilities	6 Months Ended
Jun. 30, 2021
Accrued Expenses and Other Current Liabilities
Accrued Expenses and Other Current Liabilities

7. Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities consisted of the following:

	As of December 31,	As of June 30,
	2020	2021
	US$	US$

Other tax payables (Note 1)	4,386,517	2,018,564
Accruals for user incentive programs	—	1,863,526
Accrued expenses (Note 2)	2,772,237	1,840,150
Accrued loss contingencies relating litigation and asserted claims	2,872,150	676,526
Others	655,614	285,769
Total	10,686,518	6,684,535

Note 1: Other tax payables as of June 30, 2021, mainly consisted of value-added tax payable of US$1.4 million and other taxes such as individual income tax and stamp duty tax.

Note 2: Accrued expenses mainly consisted of accrued professional service fees and other miscellaneous expenses related to marketing and operation activities.